Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

ECHOSTAR CORPORATION,

HUGHES SATELLITE SYSTEMS CORPORATION,

DISH OPERATING L.L.C.

AND

DISH NETWORK L.L.C.

DATED AS OF FEBRUARY 20, 2014

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

TABLE OF CONTENTS

		Page

ARTICLE I

INFORMATION AND CONSULTATION RIGHTS

Section 1.1	Delivery of Financial Statements	1
Section 1.2	Meetings; Consultations	2

ARTICLE II
TRANSFER RESTRICTIONS

Section 2.1	Transfer Restrictions	3

ARTICLE III

RIGHT OF FIRST OFFER, CHANGE OF CONTROL AND ECHOSTAR REPURCHASE OFFER

Section 3.1	EchoStar Right of First Offer	5
Section 3.2	DISH Change of Control	6
Section 3.3	EchoStar Change of Control	7
Section 3.4	EchoStar Repurchase Offer in Connection with Demand Registration	9
Section 3.5	Determination of Appraised Value	10

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1	Demand Registrations	10
Section 4.2	Registration Procedures	12
Section 4.3	Registration Expenses	17
Section 4.4	Indemnification; Contribution	17
Section 4.5	Exchange of HSSC Tracking Stock	19
Section 4.6	Conversion	20
Section 4.7	Holdback Agreements	21
Section 4.8	Investor Covenants	22

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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Exhibits:

Exhibit I                         Tracking Stock Policy

Schedules:

Schedule 1.1(b)            Operational Metrics

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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INVESTOR RIGHTS AGREEMENT, dated as of February 20, 2014 and effective as of the Closing Date (as defined below) (this “Agreement”), by and among EchoStar Corporation, a Nevada corporation (“EchoStar”), Hughes Satellite Systems Corporation, a Colorado corporation and a wholly-owned Subsidiary of EchoStar (“HSSC” and, together with EchoStar, the “Issuers”), DISH Operating L.L.C., a Colorado limited liability company and a wholly-owned Subsidiary of DISH Network Corporation (“DOLLC”), and DISH Network L.L.C., a Colorado limited liability company and an indirect wholly-owned Subsidiary of DISH Network Corporation (“DNLLC” and, together with DOLLC, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Issuers, DOLLC, DNLLC and certain other parties thereto entered into a Transaction Agreement, dated as of the date hereof (including the annexes, exhibits and schedules thereto, the “Transaction Agreement”), pursuant to which, among other things, DNLLC is acquiring, on the Closing Date, an aggregate of 6,290,499 shares (the “EchoStar Tracking Stock Consideration Shares”) of the EchoStar Tracking Stock (as defined below) to be issued by EchoStar, and DOLLC is acquiring, on the Closing Date, an aggregate of 81.128 shares of the HSSC Tracking Stock (as defined below) to be issued by HSSC (such acquisitions of the shares of the EchoStar Tracking Stock and the shares of the HSSC Tracking Stock, the “Investment”); and

WHEREAS, in connection with and as a condition to the Investment, the Issuers and the Investors desire to enter into this Agreement in order to set forth certain rights and obligations.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and in the other Transaction Documents (as defined below) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

INFORMATION AND CONSULTATION RIGHTS

Section 1.1                                    Delivery of Financial Statements.

(a)                                 EchoStar shall deliver to the Investors on each date when EchoStar files its annual report on Form 10-K or quarterly report on Form 10-Q with the SEC (or, to the extent EchoStar is not then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the date when the annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, of a “large accelerated filer” (as defined in Rule 12b-2 under the Exchange Act or any successor rule of the SEC) with the same fiscal year end as EchoStar would be required to be filed with the SEC), the HRG Financial Statements; provided that the filing of the HRG Financial Statements as an exhibit to an annual report on Form 10-K or quarterly report on Form 10-Q of EchoStar shall constitute delivery to the Investors of the HRG Financial Statements for

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

purposes of this Section 1.1(a) on the date that such annual report on Form 10-K or quarterly report on Form 10-Q of EchoStar is electronically filed with the SEC through EDGAR.

(b)                                 So long as there is a Majority Investor, EchoStar shall provide the Majority Investor on a quarterly basis with operational metrics related to the Hughes Retail Group and Hughes Retail Subscribers, as set forth on Schedule 1.1(b) hereto, and other relevant operational data as may be reasonably requested by the Majority Investor; provided that the Majority Investor agrees to customary confidentiality restrictions with respect to such information obtained (including restricting access to such information to corporate accounting, finance and other personnel who (i) have a need to know such information for the purpose of reviewing their investment in the Tracking Stock and (ii) do not have any primary decision making responsibilities for pricing, marketing, strategic planning, research and development or product information relating, in each case, to any lines of business that compete with the Hughes Retail Group).

(c)                                  Each Issuer shall cooperate with the DISH Investors and provide the DISH Investors with such additional financial and other information (including any HRG Financial Statements audited by a registered independent public accounting firm and such additional financial and other information to assist the DISH Investors in calculating the book value of their investment in the Tracking Stock, on a fully diluted basis) as the DISH Investors may reasonably request from time to time, but only to the extent required for DISH Network Corporation and/or any of its wholly-owned Subsidiaries (together, the “DISH Companies”) to prepare consolidated or other financial statements or any reports, statements or other documents required to be filed with or submitted to the SEC under Applicable Laws, in each case, upon such DISH Investor’s request and demonstrated need for such additional information and, so long as the DISH Investor provides each Issuer with reasonably adequate advance notice of such request, on a timely basis in order to allow the DISH Companies to meet their reasonable schedule for the preparation, printing, filing, and public dissemination for their quarterly and annual reports and other SEC reporting requirements.

Section 1.2                                    Meetings; Consultations.

(a)                                 EchoStar shall permit the DISH Investors and their Affiliates to meet and discuss the business, results of operations and other financial information of the Hughes Retail Group with the executive officers and their designees, accountants, legal counsel, investment bankers and other representatives (collectively, “Representatives”) of EchoStar and its Subsidiaries, all at such reasonable times as may be reasonably requested by the DISH Investors, and EchoStar shall make available its Representatives during normal business hours, and upon reasonable notice, to discuss in good faith the business, results of operations and other financial information of the Hughes Retail Group; provided that the DISH Investors agree to keep confidential, and shall cause their Affiliates to keep confidential, any information so obtained; provided further that all such discussions shall be subject to reasonable restrictions imposed from time to time with respect to the provision of privileged communications or any applicable confidentiality agreement with any Person and, in engaging in any such discussions, the DISH Companies and their Affiliates and Representatives shall not unreasonably interfere with the business of such Issuer and its Subsidiaries.  For the avoidance of doubt, except as set forth in the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EchoStar Tracking Stock COD, the HSSC Tracking Stock COD, this Agreement or the Tracking Stock Policy, any such discussions are intended solely for the DISH Investors to evaluate the performance and realizability of their investment in the Tracking Stock and the Issuers and their Subsidiaries retain exclusive rights to manage the Hughes Retail Group irrespective of the views or opinions that may be conveyed by the DISH Investors through these discussions.

(b)                                 Each Issuer agrees to consult with the DISH Investors in good faith prior to (i) undertaking any voluntary dissolution, liquidation, bankruptcy or similar insolvency event involving any entity that holds any assets of the Hughes Retail Group; (ii) entering into any material joint ventures, partnerships or similar arrangements; or (iii) undertaking other strategic initiatives, in each case, to ensure that the proposed actions are not detrimental to holders of the Tracking Stock.

ARTICLE II

TRANSFER RESTRICTIONS

Section 2.1                                    Transfer Restrictions.

(a)                                 Except as permitted by Section 2.1(c) of this Agreement, without the prior written consent of the respective Issuer (which such consent may be withheld or delayed in each respective Issuer’s sole and absolute discretion), the Investors may not, for the period beginning on the Closing Date and ending on the first anniversary of the Closing Date, Transfer any shares of the Tracking Stock issued by such Issuer to any Person.

(b)                                 At any time and from time to time after the first anniversary of the Closing Date, subject to Section 3.1 of this Agreement, the Investors may Transfer any shares of the Tracking Stock, in whole or in part, to any Person or Persons; provided that prior to such Transfer (other than pursuant to a Demand Registration under Article IV of this Agreement) the transferee agrees in writing with the Issuers to be bound by all the provisions of this Agreement as if such transferee were an Investor (and in which case all references to such Investor in this Agreement shall include such transferee with respect to such transferee’s shares of the Tracking Stock) and acknowledges and agrees that (i) the provisions contained in Sections 1.1(c) and 1.2 of this Agreement shall not apply with respect to such transferee other than a Permitted Transferee, (ii) the provisions contained in Article IV of this Agreement shall not apply with respect to such transferee unless and until such transferee Beneficially Owns shares of the Tracking Stock representing an Economic Interest Percentage equal to at least *** of the Economic Interest Percentage represented by all of the shares of the Tracking Stock then outstanding and (iii) the provisions contained in Sections 1.1(b), *** of this Agreement shall not apply with respect to such transferee unless and until such transferee is a Majority Investor.

(c)                                  Notwithstanding anything else to the contrary elsewhere in this Agreement, each DISH Investor may, at any time and from time to time, Transfer any shares of the Tracking Stock to any DISH Company (each such transferee, a “Permitted Transferee”) without any consent of the respective Issuer and without being subject to Section 3.1 of this Agreement; provided that prior to such Transfer such Permitted Transferee agrees in writing with

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

the Issuers to be bound by all the provisions of this Agreement as if such transferee were such DISH Investor (and in which case all references to such DISH Investor in this Agreement shall refer to such Permitted Transferee with respect to such Permitted Transferee’s shares of the Tracking Stock and such Permitted Transferee shall also become an Investor).

(d)                                 Any Transfer of any shares of the Tracking Stock by an Investor that is not made in compliance with this Article II shall be null and void ab initio, shall not be recorded on the books of the respective Issuer and shall not be recognized by the respective Issuer.

(e)                                  The certificates representing any shares of the Tracking Stock held by the Investors shall bear a restrictive legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY FOREIGN JURISDICTION.  SUCH SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, GIVEN, BEQUEATHED, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF (“TRANSFERRED”) EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR THE APPLICABLE STATE OR FOREIGN SECURITIES LAWS, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS RELATING TO THE DISPOSITION OF SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THE INVESTOR RIGHTS AGREEMENT, DATED AS OF FEBRUARY 20, 2014, A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, WITHOUT CHARGE BY EACH STOCKHOLDER WHO SO REQUESTS.  NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF THAT INVESTOR RIGHTS AGREEMENT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE COMPANY AND THE CERTIFICATE OF DESIGNATION, DATED AS OF FEBRUARY 28, 2014, COPIES OF WHICH ARE ON FILE AND MAY BE INSPECTED BY EACH STOCKHOLDER WHO SO REQUESTS AT THE PRINCIPAL OFFICE OF THE COMPANY WITHOUT CHARGE.

Additional language may be added at any time to the legend to the extent required to be placed thereon by Applicable Laws or the Corporate Documents of the applicable Issuer.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE III

RIGHT OF FIRST OFFER, CHANGE OF CONTROL AND ECHOSTAR REPURCHASE OFFER

Section 3.1                                    EchoStar Right of First Offer.

(a)                                 Proposed Transfer Notice and Exercise of EchoStar Right of First Offer.

(i)                                     In the event that an Investor proposes to Transfer all or a portion of the shares of the Tracking Stock then held by it (other than pursuant to a Demand Registration under Article IV of this Agreement or a transfer to a Permitted Transferee pursuant to Section 2.1(c) of this Agreement), such Investor shall first deliver to EchoStar a Proposed Transfer Notice of its bona fide intention of a proposed Transfer.  Such Proposed Transfer Notice shall state (A) the intention of such Investor to engage in or effect a Transfer of shares of the Tracking Stock; (B) the identity of the proposed transferee if such proposed transferee is a Competitor; (C) the number and type of the shares of the Tracking Stock included in the proposed Transfer (the “ROFO Offered Securities”); (D) the per share cash value of the consideration that such Investor proposes to receive in the proposed Transfer (the “ROFO Offer Price”), and the form of consideration (if other than cash); and (E) any other material terms and conditions of the proposed Transfer.  Delivery of a Proposed Transfer Notice shall constitute an offer by such Investor, irrevocable through and including the ROFO Offer Date to transfer to EchoStar, subject to the terms of this Section 3.1, all but not less than all of the ROFO Offered Securities, each share at the ROFO Offer Price and on the other terms and conditions set forth in the Proposed Transfer Notice.

(ii)                                  During the *** following the receipt of such Proposed Transfer Notice (such ***, for the purposes of this Section 3.1, the “ROFO Offer Date”), EchoStar shall have the right, but not the obligation, to purchase, all, but not less than all, of the ROFO Offered Securities, at a price per share equal to the ROFO Offer Price (the “ROFO”) by delivery of a written notice (the “ROFO Acceptance Notice”) to the applicable Investor setting forth (A) its irrevocable election to purchase from such Investor all but not less than all of the ROFO Offered Securities (the “ROFO Accepted Securities”); (B) closing arrangements; and (C) a closing date not more than *** following the ROFO Offer Date (the “ROFO Closing Date”).  The ROFO Closing Date shall be subject to postponement to the extent necessary for the receipt of required regulatory approvals and the expiration of any required waiting periods under Applicable Laws.  The ROFO Acceptance Notice shall constitute a binding commitment of EchoStar to purchase, and a binding commitment of such Investor to transfer, the ROFO Accepted Securities, each share at the ROFO Offer Price.  On the ROFO Closing Date, against delivery of the aggregate ROFO Offer Price, such Investor shall transfer to EchoStar the ROFO Accepted Securities, free and clear of all Liens.

(iii)                               If EchoStar fails to respond to the Proposed Transfer Notice by the ROFO Offer Date, or elects by written notice to the applicable Investor (a “ROFO

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Election Notice”) not to purchase the ROFO Offered Securities, such Investor shall be free to Transfer all of the ROFO Offered Securities in any manner permitted by this Agreement; provided that (w) such proposed Transfer is consummated within *** after the later of (A) the ROFO Offer Date, or (B) the receipt by such Investor of the foregoing ROFO Election Notice, (x) the per share price at which the ROFO Offered Securities are Transferred must be equal to or higher than the ROFO Offer Price, (y) such proposed Transfer is consummated on other terms and conditions not materially more favorable to the proposed transferee than those contained in the Proposed Transfer Notice and (z) if the proposed transferee is a Competitor, such Investor shall only be able to consummate the proposed Transfer if such Competitor was identified in the Proposed Transfer Notice.  In the event that such Investor does not consummate such Transfer within such *** period, the rights of EchoStar to purchase all or any portion of the shares of the Tracking Stock included in a proposed Transfer provided hereunder shall be deemed to be revived and such shares of the Tracking Stock shall not be Transferred to any Person, other than a Permitted Transferee, unless reoffered to EchoStar in accordance with this Section 3.1.

(iv)                              The receipt of consideration by an Investor for the Transfer of shares of the ROFO Accepted Securities pursuant to this Section 3.1 shall be deemed a representation and warranty by such Investor that: (A) such Investor has full right, title and interest in and to such shares of the Tracking Stock; (B) such Investor has all necessary power and authority and has taken all necessary actions to sell such shares of the Tracking Stock as contemplated by this Section 3.1; and (C) such shares of the Tracking Stock are free and clear of any Liens.

(b)                                 Consideration.  Should the ROFO Offer Price specified in the Proposed Transfer Notice be payable in property other than cash or evidences of indebtedness, EchoStar shall have the right to pay the ROFO Offer Price in the form of cash equal in amount to the fair market value of such property, determined on a per share basis with respect to each ROFO Offered Security.  If EchoStar objects to an Investor’s calculation of the ROFO Offer Price and the parties are unable to agree on the calculation of the ROFO Offer Price within *** after EchoStar’s receipt of the Proposed Transfer Notice, the valuation of the fair market value of such property shall be made by an internationally recognized independent investment bank or valuation firm jointly selected by such Investor and EchoStar.  The determination made by such investment bank or valuation firm shall be binding on both the Investor and EchoStar and the cost of such valuation shall be shared equally by such Investor and EchoStar.  The *** period set forth in Section 3.1(a)(ii) of this Agreement shall not begin to run until such dispute is resolved either by an agreement between such Investor and EchoStar or by such independent investment bank or valuation firm.

Section 3.2                                    DISH Change of Control.

(a)                                 Upon the occurrence of a DISH Change of Control, the DISH Investors, provided that they are then the Majority Investor, shall give written notice of the DISH Change of Control (the “DISH CoC Notice”) to EchoStar as soon as practicable (but in no event later than *** after such occurrence (or within *** of an Investor becoming aware of such

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

occurrence)), setting forth the date and circumstances of the DISH Change of Control and the identity (or identities) of the Person (or Persons) that have acquired such control.

(b)                                 During a period of *** following its receipt of the DISH CoC Notice, provided that the DISH Investors are then the Majority Investor, EchoStar shall have the right, by written notice to the Investors, to request that the Appraised Value of all shares of the Tracking Stock then held by the Investors be determined in accordance with Section 3.5 of this Agreement.

(c)                                  During a period of *** following the determination of the Appraised Value in accordance with Section 3.5 of this Agreement, EchoStar shall have the right, but not the obligation (the “EchoStar CoC Right”) to require the Investors to Transfer, or cause to be Transferred, all (but not less than all) of the shares of the Tracking Stock then held by the Investors to EchoStar at an aggregate price in cash equal to the Appraised Value of such shares. The EchoStar CoC Right shall be exercised by written notice from EchoStar to the Investors prior to the expiration of such *** period.  The purchase price shall be payable in cash by wire transfer of immediately available funds.  The election notice by EchoStar hereunder shall specify a closing date for the sale, which closing date shall not be earlier *** or later than *** after the date of such notice.  Such closing shall be subject to postponement to the extent necessary for the receipt of required regulatory approvals and the expiration of any required waiting periods under Applicable Laws.

Section 3.3                                    EchoStar Change of Control.

(a)                                 Upon the occurrence of an EchoStar Change of Control:

(i)                                     EchoStar shall give written notice of the EchoStar Change of Control (the “EchoStar CoC Notice”) to the Investors as soon as practicable (but in no event later than *** after such occurrence (or within *** of EchoStar becoming aware of such occurrence)), setting forth the date and circumstances of the EchoStar Change of Control and the identity (or identities) of the Person (or Persons) that have acquired such control; provided that EchoStar may only elect to pay the purchase price for the Tracking Stock through the exchange of shares of Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged prior to such EchoStar Change of Control) as described in Section 3.3(a)(iii) of this Agreement if (x) the EchoStar CoC Notice is given to the Investors at least *** prior to such EchoStar Change of Control, (y) if, as a result of EchoStar’s election to pay the purchase price for the Tracking Stock through the exchange of shares of Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged prior to such EchoStar Change of Control), the Investors are to receive in consideration for such shares or other securities any securities that are not freely transferable under the Securities Act or other applicable securities laws, the Investors receive customary registration rights (including customary demand registration rights) with respect to such shares or other securities and (z) the Investors shall have the same rights as all other holders of Class A Common Stock (or any other securities into which

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

such Class A Common Stock shall have been converted or exchanged prior to such EchoStar Change of Control), including in the EchoStar Change of Control.

(ii)                                  During a period of *** following its receipt of the EchoStar CoC Notice, the DISH Companies, provided that they are then the Majority Investor, shall have the right, by written notice to EchoStar, to request that the Appraised Value of all shares of the Tracking Stock then held by all of the Investors be determined in accordance with Section 3.5 of this Agreement.

(iii)                               During a period of *** following the determination of the Appraised Value in accordance with Section 3.5 of this Agreement, the DISH Companies, provided that they are then the Majority Investor, shall have the right, but not the obligation (the “DISH CoC Right”) to require EchoStar to purchase all (but not less than all) of the shares of the Tracking Stock then held by all the Investors at an aggregate price in cash equal to the Appraised Value of such shares. The DISH CoC Right shall be exercised by written notice from the DISH Companies to EchoStar prior to the expiration of such *** period. The purchase price shall be payable, at the election of EchoStar, (A) in cash by wire transfer of immediately available funds, (B) by exchanging the Tracking Stock then held by the Investors into a number of shares of Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged prior to such EchoStar Change of Control) equal to the quotient of (1) the Appraised Value of the Tracking Stock and (2) the EchoStar CoC Trading Price, or (C) a combination thereof.  The closing for such sale or exchange shall occur immediately prior to the EchoStar Change of Control.

(b)                                 In the event that the DISH Companies notify EchoStar in writing that they have determined not to exercise the DISH CoC Right pursuant to this Section 3.3, EchoStar shall, at the written request of the Investors at any time thereafter, subject to obtaining any applicable approvals or consents of any Governmental Body or the stockholders of EchoStar, take all actions reasonably necessary or desirable, or cause such actions to be taken to convert all or any portion of the shares of the Tracking Stock then held by the Investors into, or exchange any such shares for, similar tracking stock issued by the Ultimate Parent (with an economic interest percentage in the Hughes Retail Group equal to the Economic Interest Percentage then in effect with respect to such shares being converted or exchanged), with such tracking stock being granted rights no less favorable to the holders thereof than the rights granted to the holders of the Tracking Stock under this Agreement and the Corporate Documents of the Issuers.  EchoStar agrees to (subject to any approval by the stockholders of EchoStar required at the time) use its reasonable best efforts (including with respect to obtaining any applicable approvals or consents of any Governmental Body or any other Person or with respect to the taking of any corporate steps required (including, if then not inconsistent with the fiduciary duties of the board of directors of EchoStar under Applicable Law, the making of a recommendation to its stockholders that such stockholders approve such conversion or exchange and the solicitation of stockholder votes) to obtain any applicable approvals or consents by its stockholders) to cause such conversion or exchange.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(c)                                  EchoStar hereby agrees that, in connection with and as a condition to any EchoStar Change of Control, lawful and adequate provisions shall be made by EchoStar and any other party to such EchoStar Change of Control (including any Person acquiring control of EchoStar) to ensure that the obligations of EchoStar under this Section 3.3 shall be binding on the other party or parties to such EchoStar Change of Control (including the Ultimate Parent). EchoStar shall not effect any such EchoStar Change of Control unless, prior to the consummation thereof, the Ultimate Parent shall assume, in writing, the obligations of EchoStar under this Section 3.3.

Section 3.4                                    EchoStar Repurchase Offer in Connection with Demand Registration.

(a)                                 During a period of *** following its receipt of a Demand Request from an Investor pursuant to Section 4.1 of this Agreement, EchoStar shall have the right, by written notice to the Investors, to request the Appraised Value of all shares of the Tracking Stock then held by all Investors in accordance with Section 3.5 of this Agreement.  During a period of *** following determination of the Appraised Value as determined in accordance with Section 3.5 of this Agreement, EchoStar shall have the right, by written notice (the “EchoStar Offer Notice”) to the Investors, to offer to repurchase all (but not less than all) shares of the Tracking Stock then held by all the Investors at an aggregate price equal to the Appraised Value of all such shares payable in cash by wire transfer of immediately available funds (the “EchoStar Repurchase Offer”).

(b)                                 If EchoStar delivers an EchoStar Offer Notice, the EchoStar Offer Notice shall specify a closing date for the purchase and sale of Tracking Stock, which closing date shall not be earlier than *** nor later than *** after the date of such EchoStar Offer Notice, subject to extension to the extent necessary for the receipt of required regulatory approvals and the expirations of any required waiting periods under Applicable Laws.

(c)                                  The Investors may accept the EchoStar Repurchase Offer by giving written notice to EchoStar prior to the date that is *** following the giving of the EchoStar Offer Notice by EchoStar.  If the Investors give such notice to EchoStar, the closing of the purchase and sale of Tracking Stock shall occur on the date specified in the EchoStar Offer Notice.  For the avoidance of doubt, the Investors are under no obligation to sell the shares of the Tracking Stock to EchoStar upon the delivery of an EchoStar Offer Notice, unless and until they accept the EchoStar Repurchase Offer pursuant to this Section 3.4(c).

(d)                                 In the event the Investors determine not to accept the EchoStar Repurchase Offer for any reason or no reason, then the Investors shall withdraw the Demand Request referred to in Section 3.4(a) of this Agreement and, until the date that is *** months after the date of such Demand Request, the Investors shall not be permitted to make a request for a Demand Registration.  For the avoidance of doubt, any future requests for a Demand Registration shall be subject to this Section 3.4.

(e)                                  In the event no EchoStar Offer Notice is delivered to the Investors during the period of *** following determination of the Appraised Value (or EchoStar otherwise

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

informs the Investors, prior to the expiration of such *** period, that it determines not to exercise its right to offer to repurchase the Tracking Stock under this Section 3.4), the Demand Registration requested by the Investors in the Demand Request referred to in Section 3.4(a) of this Agreement shall otherwise proceed pursuant to the terms of Article IV of this Agreement.

Section 3.5                                    Determination of Appraised Value.

(a)                                 The parties hereto agree that the Appraised Value shall be determined for all purposes under this Agreement in accordance with the procedure set forth in this Section 3.5.

(b)                                 Upon the occurrence of an event requiring that the Appraised Value be determined pursuant to Section 3.2, 3.3 or 3.4 of this Agreement (a “Triggering Event”), the parties hereto shall negotiate in good faith to determine the Appraised Value.  The Issuers agree to make available to the Investors (and any Appraiser selected pursuant to Section 3.5(c) of this Agreement) financial and other information relating to the Hughes Retail Group, and afford the Investors and their respective Representatives reasonable access at reasonable times to appropriate officers, employees and agents of the Issuers and the properties, offices and other facilities, books and records of the Hughes Retail Group that, in each case, is reasonably necessary for the determination of the Appraised Value.  Each party agrees to deliver to any other party, at such other party’s reasonable request, work papers, schedules and other supporting data relating to such party’s determination of the Appraised Value; provided that each Investor and the Appraiser agree to customary confidentiality restrictions with respect to any such information obtained.

(c)                                  To the extent the parties hereto fail to determine the Appraised Value that is mutually acceptable to the parties within *** (the “Negotiating Period End Date”) following the occurrence of a Triggering Event, an internationally recognized investment bank or valuation firm (the “Appraiser”) shall be selected, as soon as practicable but no later than *** after the Negotiating Period End Date, by a designee of EchoStar and a designee of the Investors.  The Appraiser so selected shall advise the parties of its determination of the Appraised Value as soon as practicable but not later than *** after its selection. The fees and other costs of the Appraiser shall be borne by the Issuers, on the one hand, and the Investors, on the other hand, in equal shares.

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1                                    Demand Registrations.

(a)                                 At any time and from time to time following the date that is *** months after the Closing Date, the Investors may require EchoStar to file a registration statement under the Securities Act in respect of all or a portion of the Registrable Securities by delivering to the Issuers written notice stating that such right is being exercised, specifying the number of shares of the Registrable Securities to be included in such registration (the shares subject to such request, the “Demand Shares”) and describing the intended method of distribution thereof, which

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

may include an underwritten offering (a “Demand Request”).  Upon receiving a Demand Request, subject in all cases to Section 3.4 of this Agreement, EchoStar shall (i) use its commercially reasonable efforts to file as promptly as reasonably practicable a registration statement on such form as it may reasonably deem appropriate providing for the registration of the sale of such Demand Shares pursuant to the intended method of distribution; provided that, in the case of an initial underwritten offering, the Demand Shares are reasonably expected to have an aggregate market value of at least ***, and in the case of any additional underwritten offering, the Demand Shares are reasonably expected to have an aggregate market value of at least *** (a “Demand Registration”) and (ii) after the filing of an initial version of the registration statement, use its commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such registration statement.

(b)                                 Anything in this Agreement to the contrary notwithstanding, EchoStar shall be entitled to postpone and delay, for reasonable periods of time, but in no event more than an aggregate of *** (a “Blackout Period”), the filing or effectiveness of any Demand Registration if EchoStar shall determine that any such filing or the offering of any Registrable Securities would, in the good faith judgment of the board of directors of EchoStar, (i) materially affect in an adverse manner or materially interfere with any bona fide material financing of EchoStar or any material transaction under consideration by EchoStar or (ii) require disclosure of material non-public information which, if disclosed at such time, would be seriously detrimental to EchoStar and its stockholders; provided, however, that EchoStar shall give written notice to the Investors of its determination to postpone or delay the filing of any Demand Registration.  Upon notice by EchoStar to the Investors of any such determination, the Investors shall keep the fact of any such notice strictly confidential, and during any Blackout Period, promptly halt any offer, sale, trading or Transfer by it of any shares of the Tracking Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by EchoStar) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by EchoStar) and, if so directed by EchoStar, will deliver to EchoStar any copies then in its possession of the prospectus covering such Registrable Securities.

(c)                                  In connection with any underwritten offering, the managing underwriter or underwriters for such Demand Registration shall be selected by the Investors; provided that such managing underwriter shall be a nationally recognized investment banking firm and shall be reasonably acceptable to EchoStar.

(d)                                 There shall be no limit on the total number of Demand Requests that the Investors may deliver to EchoStar pursuant to this Section 4.1; provided, however, that in no event shall EchoStar be obligated to prepare, file or cause to become effective more than two Demand Registrations in any 12-month period.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.2                                    Registration Procedures.

(a)                                 In connection with each registration statement prepared pursuant to this Article IV, and in accordance with the intended method or methods of distribution of the Registrable Securities as described in such registration statement, EchoStar, as soon as reasonably practicable and to the extent practicable, shall (but subject to the provisions of Section 4.1 of this Agreement):

(i)                                     prepare and file with the SEC a registration statement on an appropriate registration form of the SEC and use commercially reasonable efforts to cause such registration statement to become and remain effective, which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by such form to be filed therewith; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, EchoStar shall furnish to one counsel selected by the Investors, draft copies of all such documents proposed to be filed as far in advance as reasonably practicable but in any event at least *** prior to such filing (in each case, only if it is reasonably practicable to do so at such times, and otherwise promptly upon circulation of the first draft of such documents circulated to the underwriters), which documents will be subject to the reasonable review and comment of the Investors and their respective agents and representatives and the underwriters, if any;

(ii)                                  furnish without charge to the Investors, and the underwriters, if any, at least one conformed copy of the registration statement and each post-effective amendment or supplement thereto (including all schedules and exhibits but excluding all documents incorporated or deemed incorporated therein by reference, unless requested in writing by the Investors, or an underwriter) and such number of copies of the registration statement and each amendment or supplement thereto and the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement as the Investors or such underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by the Investors (EchoStar hereby consents to the use in accordance with the United States securities laws of such registration statement (or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by the Investors and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(iii)                               keep such registration statement effective for the earlier of (A) *** and (B) such time as all of the securities covered by the registration statement have been disposed of (the “Effective Period”); prepare and file with the SEC such amendments, post-effective amendments and supplements to the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed;

(iv)                              use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as are reasonably necessary, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things that may be reasonably necessary to enable the Investors or any underwriter to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall EchoStar be required: to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this subparagraph (iv), be required to be so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this subparagraph (iv);

(v)                                 use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investors to consummate the disposition of the Registrable Securities;

(vi)                              cause all Registrable Securities covered by such registration statement to be listed on the NASDAQ or on the principal securities exchange on which securities of EchoStar of the same or similar class as such Registrable Securities are then listed, or if no similar securities are then so listed, cause all such Registrable Securities to be listed on a United States national securities exchange mutually selected by EchoStar and the Investors; provided that the applicable listing requirements are satisfied;

(vii)                           promptly notify the Investors and the managing underwriter or underwriters, if any, after becoming aware thereof, (A) when the registration statement or any related prospectus or any amendment or supplement thereto has been filed, and, with respect to the registration statement or any posteffective amendment, when the same has become effective, (B) of any request by the SEC or any United States state securities authority for amendments or supplements to the registration statement or the related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by EchoStar of any notification with respect to the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) within the Effective Period of the happening of any event or the existence of any fact that makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(viii)                        during the Effective Period, use all reasonable efforts to obtain, as promptly as practicable, the withdrawal of any order enjoining or suspending the use or effectiveness of the registration statement or any post-effective amendment thereto or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

(ix)                              deliver promptly to the Investors and the managing underwriters, if any, copies of all correspondence between the SEC or its staff and EchoStar, its counsel or auditors with respect to the registration statement;

(x)                                 permit the Investors and the managing underwriter(s), if any, to do such investigation, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary for the purpose of conducting customary due diligence with respect to EchoStar; provided that any such investigation shall not interfere unreasonably with EchoStar’s business and any information that EchoStar determines, in good faith, to be confidential or covered by a confidentiality agreement with a third party and in respect of which EchoStar notifies the Investors and the managing underwriter(s), if any, that such information is confidential or covered by a confidentiality agreement with a third party shall not be disclosed by the Investors unless (A) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the applicable registration statement (in which case the Investors shall use commercially reasonable efforts to cooperate with EchoStar in seeking confidential treatment of such information) or (B) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Investor shall use commercially reasonable efforts to cooperate with EchoStar in obtaining a customary confidentiality undertaking from the managing underwriter(s), if any, with respect to such information and agrees that it shall, upon learning that disclosure of such information is sought in a court of competent

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

jurisdiction, give notice to EchoStar and allow EchoStar, at EchoStar’s expense, to undertake appropriate action to prevent disclosure of such information;

(xi)                              permit the Investors and the managing underwriter(s), if any, and their respective counsel and other representatives, to participate (including, but not limited to, reviewing, commenting on and attending all substantive meetings) in the preparation of such registration statement;

(xii)                           provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(xiii)                        if requested, cooperate with the Investors and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold under the registration statement in a form eligible for deposit with the Depository Trust Corporation not bearing any restrictive legends and not subject to any stop transfer order with any transfer agent, and cause such Registrable Securities to be issued in such denominations and registered in such names as the managing underwriters, if any, may request in writing or, if not an underwritten offering, in accordance with the instructions of the Investors, in each case at least *** prior to any sale of Registrable Securities;

(xiv)                       in the case of an underwritten offering, enter into an underwriting agreement customary in form and scope for underwritten secondary offerings of the nature contemplated by the applicable registration statement;

(xv)                          cause to be furnished to the Investors and any underwriters an opinion from EchoStar’s counsel and, in the event of an underwritten offering,  a “cold comfort” letter from EchoStar’s registered independent public accountants (and, if necessary, any other independent certified public accountants of any Subsidiary of EchoStar or of any business acquired by EchoStar for which financial statements and financial data is, or is required to be, included in the registration statement) in customary form dated as of the date of the sale of any Registrable Securities and, in the case of the “cold comfort” letter, also as of the date of entry into any underwriting agreement related to such sale if conducted pursuant to an underwritten offering, and covering such matters as are customarily covered by such opinions and “cold comfort” letters in connection with an offering of the nature contemplated by the applicable registration statement;

(xvi)                       not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities;

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(xvii)                    provide reasonable assistance to the underwriters in the marketing of such Registrable Securities, including by making reasonably available appropriate members of its management as part of the road shows in support of such offering; and

(xviii)                 use all reasonable efforts to provide to counsel to the Investors and to the managing underwriters, if any, no later than the time of filing of any document that is to be incorporated by reference into the registration statement or prospectus (after the initial filing of such registration statement), copies of any such document.

(b)                                 In the event that EchoStar would be required, pursuant to Section 4.2(a)(vii)(E) above, to notify the Investors or the managing underwriter or underwriters, if any, of the happening of any event specified therein, EchoStar shall, subject to the provisions of Section 4.1(b) of this Agreement, as promptly as practicable, prepare and furnish to the Investors and to each such underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities that have been registered pursuant to this Agreement, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Investors agree that, upon receipt of any notice from EchoStar pursuant to Section 4.2(a)(vii)(E) of this Agreement, the Investors shall, and shall use all reasonable efforts to, cause any sales or placement agent or agents for the Registrable Securities and the underwriters, if any, to forthwith discontinue disposition of the Registrable Securities until such Person shall have received copies of such amended or supplemented prospectus and, if so directed by EchoStar, to destroy or to deliver to EchoStar all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Registrable Securities as soon as practicable after the Investors’ receipt of such notice.

(c)                                  The Investors shall furnish to EchoStar in writing such information regarding the Investors and their intended method of distribution of the Registrable Securities as EchoStar may from time to time reasonably request in writing, to the extent that such information is required in order for EchoStar to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder.  The Investors shall notify EchoStar as promptly as practicable of any inaccuracy or change in information previously furnished by the Investors to EchoStar or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to EchoStar any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.3                                    Registration Expenses.  EchoStar shall bear all fees and expenses in connection with any registration pursuant to Section 4.1 or 4.2, including all registration and filing fees, all printing costs, and all fees and expenses of counsel and accountants for EchoStar, but excluding (a) all transfer taxes, if any, relating to the sale or disposition of the Registrable Securities, (b) all underwriting discounts and underwriting commissions, if any, in connection with the sale of any Registrable Securities, (c) the fees and expenses of counsel and other advisors for any Investor and (d) all out-of-pocket expenses of the underwriters, if any, including fees and expenses of counsel for the underwriters.

Section 4.4                                    Indemnification; Contribution.

(a)                                 EchoStar shall, and it hereby agrees to, indemnify and hold harmless the Investors and their respective directors, officers, employees, Affiliates and controlling Persons, if any, and each underwriter, its partners, directors, officers, employees and controlling Persons, if any, in any offering or sale of the Registrable Securities, against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel) (collectively, “Claims”) to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of EchoStar as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and EchoStar shall, and it hereby agrees to, reimburse periodically the Investors or any such underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that EchoStar shall not be liable to any such Person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made (i) in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to EchoStar by the Investors expressly for use therein, (ii) in any prospectus used after such time as EchoStar advised such Investor in writing that the filing of a post-effective amendment or supplement thereto was required, other than such prospectus as so amended or supplemented or (iii) in any prospectus used after such time as the obligation of EchoStar to keep such prospectus effective and current shall have expired.

(b)                                 The Investors shall, and hereby agrees to, indemnify and hold harmless EchoStar, its directors, officers, employees, Affiliates and controlling Persons, if any, and each underwriter, its partners, officers, directors, employees and controlling Persons, if any, in any offering or sale of Registrable Securities, against any Claims to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Investors as provided herein), or actions or proceedings in

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to EchoStar by the Investors expressly for use therein, and periodically reimburse such indemnified Person for any legal or other out-of-pocket expenses reasonably incurred by such indemnified Person in connection with investigating or defending any such Claim.

(c)                                  Promptly after receipt by an indemnified party under Section 4.4(a) or Section 4.4(b) of written notice of the commencement of any action or proceeding for which indemnification under Section 4.4(a) or Section 4.4(b) may be requested, such indemnified party shall notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding hereunder unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party.  In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to promptly assume and control the defense of such action or proceeding; (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor (including, without limitation, any such counsel’s reasonable fees).  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (and one local counsel per jurisdiction) for each indemnified party with respect to such claim.  The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.  No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 4.4(a) or Section 4.4(b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional release of the indemnified party from all liability in respect of such claim or litigation, does not subject the indemnified party to any material injunctive relief or other material equitable remedy and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d)                                 The Investors and EchoStar agree that if, for any reason, the indemnification provisions contemplated by Sections 4.4(a) or 4.4(b) of this Agreement are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  If, however, the allocation in the second preceding sentence is not permitted by Applicable Law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.4(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the preceding sentences of this Section 4.4(d).  The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 4.4(c) of this Agreement) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or any successor provision thereof) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 4.5                                    Exchange of HSSC Tracking Stock.  Upon the delivery of any Demand Request to EchoStar, at the request of the Investors, EchoStar and HSSC shall, subject to obtaining any applicable approvals or consents by their respective stockholders or any Governmental Body or any other Person, use all commercially reasonable efforts to promptly exchange, or cause the exchange of, all shares of the HSSC Tracking Stock (or any portion thereof, if so requested by the Investors) held by the Investors for a number of shares of the EchoStar Tracking Stock (the “Exchanged Tracking Stock Shares”) that would entitle the holders thereof to the same Economic Interest Percentage then in effect with respect to such shares of the HSSC Tracking Stock to be exchanged.  EchoStar and HSSC shall use all commercially reasonable efforts to facilitate such exchange, including with respect to obtaining any applicable

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

approvals or consents of any Governmental Body or any other Person or with respect to the taking of any corporate steps required (including, if then not inconsistent with the fiduciary duties of the board of directors of such Issuer under Applicable Law, the making of a recommendation to their respective stockholders that such stockholders approve such exchange and the solicitation of stockholder votes) to obtaining any applicable approvals or consents by their respective stockholders. EchoStar covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued shares of the EchoStar Tracking Stock, solely for the purpose of issuance of the Exchanged Tracking Stock Shares pursuant to this Section 4.5, such number of shares of the EchoStar Tracking Stock as shall then be issuable pursuant to this Section 4.5. EchoStar covenants that all Exchanged Tracking Stock Shares that shall be issuable pursuant to this Section 4.5 shall, upon such issuance, be duly authorized, validly issued and fully paid and non-assessable.

Section 4.6                                    Conversion; Exchange.

(a)                                 In the event that a Demand Registration is effected pursuant to this Article IV, EchoStar agrees to (subject to any approval by the stockholders of EchoStar required at the time) use its reasonable best efforts (including with respect to obtaining any applicable approvals or consents of any Governmental Body or any other Person or with respect to the taking of any corporate steps required (including, if then not inconsistent with the fiduciary duties of the board of directors of EchoStar under Applicable Law, the making of a recommendation to its respective stockholders that such stockholders approve such amendment and the solicitation of stockholder votes) to obtain any applicable approvals or consents by its stockholders) to amend the terms of the EchoStar Tracking Stock and the HSSC Tracking Stock to provide that:

(i)                                     shares of the EchoStar Tracking Stock will be convertible, at the option of the holder thereof at any time, into a number of shares of the Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged) with an aggregate Market Value equal to the aggregate Market Value of such shares of the EchoStar Tracking Stock being converted, in each case determined as of the date of such conversion;

(ii)                                  all (but not less than all) shares of the EchoStar Tracking Stock will be convertible, at EchoStar’s option if, at any time, the DISH Companies collectively own shares of Tracking Stock representing an Economic Interest Percentage that is less than *** of the Economic Interest Percentage represented by all of the shares of Tracking Stock then outstanding, into a number of shares of the Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged) with an aggregate Market Value equal to the aggregate Market Value of such shares of the EchoStar Tracking Stock being converted, in each case determined as of the date of such conversion; and

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(iii)                               all (but not less than all) shares of the HSSC Tracking Stock will be exchangeable, at EchoStar’s option if, at any time, the DISH Companies collectively own shares of Tracking Stock representing an Economic Interest Percentage that is less than *** of the Economic Interest Percentage represented by all of the shares of Tracking Stock then outstanding, into a number of shares of the Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged) with an aggregate Market Value equal to the aggregate Market Value of a number of shares of the EchoStar Tracking Stock that would represent the same Economic Interest Percentage then in effect with respect to such shares of the HSSC Tracking Stock being exchanged, in each case determined as of the date of such exchange.

(b)                                 In the event EchoStar is required to use its reasonable best efforts to amend the terms of the EchoStar Tracking Stock pursuant to Section 4.6(a) and any shares of Tracking Stock are converted or exchanged as set forth in Section 4.6(a), EchoStar shall also use its reasonable best efforts (including with respect to obtaining any applicable approvals or consents of any Governmental Body or any other Person or with respect to the taking of any corporate steps required (including, if then not inconsistent with the fiduciary duties of the board of directors of EchoStar under Applicable Law, the making of a recommendation to its stockholders that such stockholders approve such conversion or exchange and the solicitation of stockholder votes) to obtain any applicable approvals or consents by their respective stockholders) to facilitate any such conversion or exchange.

(c)                                  In the event EchoStar is required to use its reasonable best efforts to amend the terms of the EchoStar Tracking Stock pursuant to Section 4.6(a)(ii) and the terms of the HSSC Tracking Stock pursuant to Section 4.6(a)(iii), the DISH Investors and any other Investor to which this Article IV applies hereby agree to approve and consent to such amendment.

Section 4.7                                    Holdback Agreements.  To the extent not inconsistent with Applicable Law and only to the extent requested by the lead or managing underwriter(s) in an underwritten offering, in the event that any Registrable Securities shall be registered in connection with an underwritten offering, each Investor agrees not to effect (and to cause its Affiliates not to effect) any public sale or distribution (including any open market sales and any offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of Registrable Securities or any other equity security of EchoStar, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of EchoStar, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving any such securities, during the *** prior to, and during *** beginning on the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration, provided that such restrictions shall terminate on the date on which a determination is made that the registration of such Registrable Securities will not be pursued.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.8                                    Investor Covenants.

Each Investor hereby covenants and agrees that:

(a)                                 it will not sell any Registrable Securities under any registration statement covering Registrable Securities until it has received notice from EchoStar that such registration statement and any post-effective amendments thereto have become effective; provided that EchoStar shall notify each Investor promptly when such registration statement and any post-effective amendments thereto have become effective; and

(b)                                 it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities pursuant to a registration statement.

ARTICLE V

ADDITIONAL COVENANTS

Section 5.1                                    Compliance with the Tracking Stock Policy.

(a)                                 Each Issuer shall comply with the Tracking Stock Policy in accordance with the terms thereof, at all times on and after the Closing Date for as long as any share of the Tracking Stock is outstanding.  Each Issuer agrees that it will not amend the Tracking Stock Policy without the consent of the holders of a majority of the outstanding shares of Tracking Stock.

(b)                                 Each Investor agrees, for as long as it holds any shares of the Tracking Stock, to consider in good faith any suggested amendment or change to the Tracking Stock Policy that the board of directors or the management of any Issuer believes in good faith is necessary.  Each Investor agrees that it will not unreasonably withhold its consent to any suggested amendment or change to the Tracking Stock Policy that the board of directors or the management of any Issuer believes in good faith is necessary.

Section 5.2                                    Compliance with the HSSC Indentures.  Each Issuer shall, and shall cause all of its Subsidiaries to, comply with each HSSC Indenture in accordance with the terms thereof (as may be amended, modified, waived or entered into after the date hereof), at all times on and after the Closing Date.

Section 5.3                                    ***

Section 5.4                                    Coordination in Amendments.

(a)                                 Without limiting any other provision of this Agreement or any of its Corporate Documents of such Issuer, any right of the Investors under this Agreement or any requirement under Applicable Laws, EchoStar agrees not to amend, modify or change any provision of the EchoStar Tracking Stock COD or the Tracking Stock Policy with respect to the EchoStar Tracking Stock unless conforming amendments, modifications or changes, to the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

extent applicable, are simultaneously made to the HSSC Tracking Stock COD or the Tracking Stock Policy with respect to the HSSC Tracking Stock.

(b)                                 Without limiting any other provision of this Agreement or any of its Corporate Documents of such Issuer, any right of the Investors under this Agreement or any requirement under Applicable Laws, HSSC agrees not to amend, modify or change any provision of the HSSC Tracking Stock COD or the Tracking Stock Policy with respect to the HSSC Tracking Stock unless conforming amendments, modifications or changes, to the extent applicable, are simultaneously made to the EchoStar Tracking Stock COD or the Tracking Stock Policy with respect to the EchoStar Tracking Stock.

Section 5.5                                    Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, EchoStar and HSSC agree to use their commercially reasonable efforts to:

(a)                                 Make and keep public information regarding EchoStar and HSSC available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof; and

(b)                                 File with the SEC in a timely manner all reports and other documents required of EchoStar and HSSC under the Securities Act and the Exchange Act at all times from and after the date hereof.

Section 5.6                                    ***

Section 5.7                                    ***

Section 5.8                                    ***

ARTICLE VI

TERMINATION

Section 6.1                                    Termination.  Unless otherwise specifically indicated in this Agreement, this Agreement shall terminate, except for Section 4.4 and Article VIII of this Agreement (and any definitions relating thereto), which shall survive such termination, (a) upon the mutual written agreement to that effect of the parties hereto or (b) as to an Investor, at such time when such Investor ceases to hold (i) any shares of the HSSC Tracking Stock and (ii) any Registrable Securities; provided that, in the case of clause (b), shares of the EchoStar Tracking Stock are at such time listed and publicly traded on a U.S. national securities exchange; provided further that, for the avoidance of doubt, (x) any right or obligation under this Agreement that by its terms applies solely with respect to the DISH Investors or the DISH Companies shall terminate when the DISH Companies cease to hold (i) any shares of the HSSC Tracking Stock and (ii) any Registrable Securities and (y) any right or obligation under this Agreement that by

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

its terms applies solely with respect to the Majority Investor shall permanently terminate as of the first date on which there ceases to be a Majority Investor.

ARTICLE VII

DEFINITIONS AND INTERPRETATION

Section 7.1                                    Defined Terms.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

“AAA” has the meaning specified in Section 8.12(c)(i) of this Agreement.

“Affiliate” means, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under common control with that Person; it being understood that for purposes of this Agreement, none of DISH Network Corporation, the DISH Investors or any other Subsidiaries of DISH Network Corporation will be considered an Affiliate of the Issuers or any other Subsidiaries of EchoStar, and none of the Issuers or any other Subsidiaries of EchoStar will be considered an Affiliate of DISH Network Corporation, a DISH Investor or any other Subsidiaries of DISH Network Corporation.

“Agreement” has the meaning specified in the Preamble of this Agreement.

“Applicable Law” means any applicable federal, state, local or foreign law, rule, regulation, ordinance, code, directive, order, writ, injunction, decree, judgment, award, determination, direction or demand, authorization or treaty of any Governmental Body and any relevant final administrative or judicial precedent interpreting or applying the foregoing.

“Appraised Value” shall mean, with respect to any shares of the Tracking Stock, the fair market value of such shares, determined in accordance with Section 3.5 of this Agreement, determined on the basis of a *** (as if all outstanding shares of the Tracking Stock were exchanged, on a pro rata basis, for common equity securities of the HRG Holding Company that would entitle the holders thereof to an Equity Interest equal to the Economic Interest Percentage then in effect with respect to such shares being exchanged).

“Appraiser” has the meaning specified in Section 3.5(c) of this Agreement.

***

“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act as in effect on the date of this Agreement.

“Blackout Period” has the meaning specified in Section 4.1(b) of this Agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday in New York, New York, or any other day on which commercial banks in that location are authorized by Applicable Law or governmental decree to close.

“Capital Stock” means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock or partnership or membership interests, whether common or preferred.

“Claims” has the meaning specified in Section 4.4(a) of this Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.001 per share, of EchoStar.

“Closing” has the meaning specified in the Transaction Agreement.

“Closing Date” has the meaning specified in the Transaction Agreement.

“Competitor” means ***

“Control,” and its correlative meanings, “Controlling,” and “Controlled,” means the possession, direct or indirect, or the power to direct or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Corporate Documents” means, with respect to any entity, such entity’s articles or certificate of incorporation, by-laws, memorandum and articles of association, limited liability company agreement or partnership agreement, as applicable, and any other organizational documents of such entity.

***

“Demand Registration” has the meaning specified in Section 4.1(a) of this Agreement.

“Demand Request” has the meaning specified in Section 4.1(a) of this Agreement.

“Demand Shares” has the meaning specified in Section 4.1(a) of this Agreement.

“DISH Change of Control” means any transaction or series of transactions the result of which is that the Principal Shareholder and Related Parties cease to Beneficially Own Equity Interests in DISH Network Corporation (or any successor thereto) representing at least a majority of the aggregate voting power in DISH Network Corporation (or any successor thereto).

“DISH CoC Notice” has the meaning specified in Section 3.2(a) of this Agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“DISH CoC Right” has the meaning specified in Section 3.3(a)(iii) of this Agreement.

“DISH Companies” has the meaning specified in Section 1.1(c) of this Agreement.

“DISH Investor” means an Investor that is a DISH Company.

“Dispute” has the meaning specified in Section 8.12(b)(i) of this Agreement.

“Dispute Notice” has the meaning specified in Section 8.12(b)(i) of this Agreement.

***

“DNLLC” has the meaning specified in the Preamble of this Agreement. For purposes of any provision of this Agreement relating to the ownership of the Tracking Stock and the rights and obligations attendant thereto, the term “DNLLC” shall also include any Person that is a Permitted Transferee of DNLLC at the relevant time, became such in accordance with Section 2.1 or 8.2 of this Agreement, and has executed and is a party to this Agreement.

“DOLLC” has the meaning specified in the Preamble of this Agreement. For purposes of any provision of this Agreement relating to the ownership of the Tracking Stock and the rights and obligations attendant thereto, the term “DOLLC” shall also include any Person that is a Permitted Transferee of DOLLC at the relevant time, became such in accordance with Section 2.1 or 8.2 of this Agreement, and has executed and is a party to this Agreement.

“EchoStar” has the meaning specified in the Preamble of this Agreement.

“EchoStar Change of Control” means any transaction or series of transactions the result of which is that the Principal Shareholder and Related Parties cease to Beneficially Own Equity Interests in EchoStar (or any successor thereto) representing at least a majority of the aggregate voting power in EchoStar (or any successor thereto).

“EchoStar CoC Notice” has the meaning specified in Section 3.3(a)(i) of this Agreement.

“EchoStar CoC Right” has the meaning specified in Section 3.2(c) of this Agreement.

“EchoStar CoC Trading Price” means (i) in any EchoStar Change of Control in which all holders of Class A Common Stock are to receive consideration consisting solely of cash in exchange for all shares of Class A Common Stock held by them, the amount of cash per share of Class A Common Stock to be received by holders of Class A Common Stock in the EchoStar Change of Control, (ii) in any EchoStar Change of Control in which all holders of Class A Common Stock are to receive consideration other than consideration consisting solely of

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

cash, in exchange for all shares of Class A Common Stock held by them, the average of the daily volume weighted average prices per share of Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged) as reported on the NASDAQ, or if such shares are not listed on the NASDAQ, as reported by the principal United States national or regional securities exchange or quotation system (including an over-the-counter market) on which such shares are then listed or quoted, for the five (5) consecutive trading days immediately preceding the EchoStar Change of Control and (iii) in any EchoStar Change of Control other than as described in (i) and (ii), such price as mutually agreed by EchoStar and the Investors.

“EchoStar Offer Notice” has the meaning specified in Section 3.4(a) of this Agreement.

“EchoStar Repurchase Offer” has the meaning specified in Section 3.4(a) of this Agreement.

“EchoStar Tracking Stock” means the Hughes Retail Preferred Tracking Stock, par value $0.001 per share, of EchoStar, having the terms set forth in the EchoStar Tracking Stock COD.

“EchoStar Tracking Stock COD” means the Certificate of Designation of EchoStar with respect to the EchoStar Tracking Stock, as filed with the Secretary of State of the State of Nevada on or prior to the Closing Date.

“EchoStar Tracking Stock Consideration Shares” has the meaning specified in the recitals of this Agreement.

“Economic Interest Percentage” means, with respect to any shares of the Tracking Stock as of any date of determination, the Preferred Tracking Stock Allocation Percentage (as defined in the EchoStar Tracking Stock COD or the HSSC Tracking Stock COD, as applicable) (or any portion thereof) represented by such shares of the Tracking Stock, as in effect as of such date of determination.

“EDGAR” means that certain Electronic Data Gathering, Analysis and Retrieval system utilized by the SEC.

“Effective Period” has the meaning specified in Section 4.2(a)(iii) of this Agreement.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Exchange Act” means the United States Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Exchanged Tracking Stock Shares” has the meaning specified in Section 4.5 of this Agreement.

***

“GAAP” means accounting principles generally accepted in the United States.

“Governmental Body” means any Federal, state, local, municipal, foreign or other governmental or quasi-governmental authority or self-regulatory organization of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers) or exercising, or entitled to exercise, any administrative, executive, judicial, legislative, enforcement, regulatory or taxing authority or power.

“HRG Financial Statements” means, with respect to any quarterly or annual period, unaudited attributed financial information of the Hughes Retail Group ***

“HRG Holding Company” has the meaning specified in Section 5.3 of this Agreement.

“HSSC Indentures” means (i) the Indenture relating to the 6½% Senior Secured Notes due 2019 of HSSC, dated as of June 1, 2011, by and among HSSC, the guarantors listed on the signature page thereto and Wells Fargo Bank, National Association, as collateral agent and trustee, (ii) the Indenture relating to the 7 5/8% Senior Notes due 2021 of HSSC, dated as of June 1, 2011, by and among HSSC, the guarantors listed on the signature page thereto and Wells Fargo Bank, National Association, as trustee, and (iii) any other existing or future loan agreements, promissory notes, indentures, security agreements, collateral agreements or other operative agreements evidencing or governing any Indebtedness in excess of of the Issuers or their Subsidiaries that directly or indirectly hold material assets of the Hughes Retail Group (individually or in the aggregate), in the case of each of (i), (ii) and (iii) above, as amended and supplemented from time to time.

“HSSC” has the meaning specified in the Preamble of this Agreement.

“HSSC Tracking Stock” means the Hughes Retail Preferred Tracking Stock, par value $0.001 per share, of HSSC, having the terms set forth in the HSSC Tracking Stock COD.

“HSSC Tracking Stock COD” means the Certificate of Designation of HSSC with respect to the HSSC Tracking Stock, as filed with the Secretary of State of the State of Colorado on or prior to the Closing Date.

***

“Hughes Retail Group” has the meaning specified in the EchoStar Tracking Stock COD and the HSSC Tracking Stock COD.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Hughes Retail Subscribers” has the meaning specified in the EchoStar Tracking Stock COD and the HSSC Tracking Stock COD.

“Indebtedness” means, with respect to the Issuers or any of their Subsidiaries that directly or indirectly hold material assets of the Hughes Retail Group, (a) all obligations for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all off balance sheet financing, including synthetic leases and project financing; and (c) all indebtedness referred to in clauses (a) through (b) above of any Person which is either guaranteed by, or secured by a security interest upon, the Issuers or any of their or their Subsidiaries’ respective assets.

“Investment” has the meaning specified in the recitals of this Agreement.

“Investors” has the meaning specified in the Preamble of this Agreement. For purposes of any provision of this Agreement relating to the ownership of the Tracking Stock and the rights and obligations attendant thereto, the term “Investors” shall also include any Person that is a Permitted Transferee at the relevant time, became such in accordance with Section 2.1 or 8.2 of this Agreement, and has executed and is a party to this Agreement.

“Issuer” has the meaning specified in the Preamble of this Agreement.

“Lien” means any mortgage, pledge, hypothecation, security interest, lien, charge, option, assignment or encumbrance of any kind or any arrangement to provide priority or preference, including any easement, right-of-way, restriction (whether on voting, sale, transfer, disposition, use or otherwise), right, lease and other encumbrance on title to real or personal property (whether or not of record), whether voluntary or imposed by Applicable Law, and any agreement to give any of the foregoing.

“Majority Investor” means an Investor that, together with any Affiliates of such Investor, Beneficially Owns shares of the Tracking Stock representing an Economic Interest Percentage that is at least a majority of the Economic Interest Percentage represented by all of the shares of the Tracking Stock then outstanding.

“Market Value” means, with respect to any shares of Tracking Stock or Class A Common Stock (or any other securities into which such Class A Common Stock shall have been converted or exchanged), the average of the daily volume weighted average prices per share of such shares for the twenty (20) consecutive trading days immediately preceding the day as of which such Market Value is being determined, as reported on the NASDAQ or the New York Stock Exchange, as the case may be, or if such shares are not listed on the NASDAQ or the New York Stock Exchange, as reported by the principal United States national or regional securities exchange or quotation system (including an over-the-counter market) on which such shares are then listed or quoted.

***

“NASDAQ” means The NASDAQ Stock Market LLC.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Negotiating Period End Date” has the meaning specified in Section 3.5(c) of this Agreement.

“Permitted Transferee” has the meaning specified in Section 2.1(c) of this Agreement.  Each Person that is a Permitted Transferee at any relevant time shall be deemed to be a party to this Agreement for all purposes of this Agreement.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, joint venture, trust, proprietorship, Governmental Body or other entity, association or organization of any nature, however and wherever organized or constituted (whether or not having a separate legal personality).

“Principal Shareholder” means Charles W. Ergen.

“Proposed Transfer Notice” means a written notice from an Investor setting forth the terms and conditions of a proposed Transfer as required under Section 3.1(a) of this Agreement.

“Registrable Securities” means (i) any EchoStar Tracking Stock Consideration Shares, (ii) any Exchanged Tracking Stock Shares, (iii) any shares of the Class A Common Stock into which any EchoStar Tracking Stock Consideration Shares or any Exchanged Tracking Stock Shares are converted, and (iv) any shares of Capital Stock of EchoStar or any other Person issued on or after the Closing Date with respect to, in exchange for or in replacement of any of the Registrable Securities referred to in clauses (i), (ii) or (iii) hereof, whether as a result of any stock split or combination, stock dividend, recapitalization, reclassification, exchange, merger, consolidation, reorganization or similar event or otherwise.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 or (iv) such securities shall have ceased to be outstanding.

***

“Related Party” means, with respect to the Principal Shareholder, (a) the spouse and each immediate family member of the Principal Shareholder, (b) each trust, corporation, partnership or other entity of which the Principal Shareholder beneficially holds an eighty percent (80%) or more Controlling interest and (c) all trusts, including grantor retained annuity trusts, established by the Principal Shareholder for the benefit of his family.

“Representatives” has the meaning specified in Section 1.2(a) of this Agreement.

“Response” has the meaning specified in Section 8.12(b)(i) of this Agreement.

***

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“ROFO” has the meaning specified in Section 3.1(a)(ii) of this Agreement.

“ROFO Acceptance Notice” has the meaning specified in Section 3.1(a)(ii) of this Agreement.

“ROFO Accepted Securities” has the meaning specified in Section 3.1(a)(ii) of this Agreement.

“ROFO Closing Date” has the meaning specified in Section 3.1(a)(ii) of this Agreement.

“ROFO Election Notice” has the meaning specified in Section 3.1(a)(iii) of this Agreement.

“ROFO Offer Date” has the meaning specified in Section 3.1(a)(ii) of this Agreement.

“ROFO Offer Price” has the meaning specified in Section 3.1(a)(i) of this Agreement.

“ROFO Offered Securities” has the meaning specified in Section 3.1(a)(i) of this Agreement.

“SEC” means the United States Securities and Exchange Commission, or any successor agency of the Federal government.

“Securities Act” means the United States Securities Act of 1933, or any successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

“Senior Party Representative” has the meaning specified in Section 8.12(b)(i) of this Agreement.

“Subsidiary” means, with respect to any Person, any other Person more than fifty percent (50%) of the shares of the voting stock or other voting interests of which are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first person and one or more of its Subsidiaries.

***

“Tracking Stock” means, collectively, the EchoStar Tracking Stock and the HSSC Tracking Stock.

“Tracking Stock Policy” means, collectively, (i) the EchoStar Corporation Policy Statement Regarding Hughes Retail Preferred Tracking Stock and (ii) the Hughes Satellite Systems Corporation Policy Statement Regarding Hughes Retail Preferred Tracking Stock, in

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

each case as attached as Exhibit I hereto and as may be amended or modified from time to time pursuant to the terms thereof and hereof.

“Transaction Agreement” has the meaning specified in the recitals of this Agreement.

“Transaction Documents” has the meaning specified in the Transaction Agreement.

“Transfer” means, with respect to any securities, any direct or indirect sale (including forward sale), transfer or other disposition of such securities in whole or in part to any Person by operation of law or otherwise, with or without consideration, including any derivative, hedging or other transaction which results in the economic equivalent of a Transfer to any Person, including Transfers resulting from the exercise of any remedy by any Person to which such securities have been pledged; provided that, for the avoidance of doubt, the bona fide pledge of any shares of the Tracking Stock held by an Investor in connection with a loan by a financial institution, or any transfer back to an Investor by the pledgee of such shares following the termination of any such bona fide pledge, shall not be deemed a Transfer of such shares for purposes of this Agreement.

“Triggering Event” has the meaning specified in Section 3.5(b) of this Agreement.

“Ultimate Parent” means the ultimate parent entity or Person that directly or indirectly Controls EchoStar (or any successor to EchoStar) and that is not itself Controlled by any other Person (disregarding any natural Persons).

Section 7.2                                    Rules of Interpretation.  For all purposes of this Agreement, except as otherwise expressly provided:

(i)                                     Words importing the singular number or plural number include the plural number and singular number respectively;

(ii)                                  Words importing the masculine gender include the feminine and neuter genders and vice versa;

(iii)                               All references to a given agreement, instrument or other document are references to that agreement, instrument or other document as modified, amended, supplemented and restated from time to time (but only if such modification, amendment, supplement or restatement is permitted pursuant hereto and pursuant to such agreement, instrument or other document);

(iv)                              Any reference to a statute includes, and is deemed to be, a reference to such statute and to the rules, regulations, ordinances, interpretations, policies and guidance made pursuant thereto, and all amendments made to

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

such statute and other such implementing provisions and enforced from time to time, and to any statute or other implementing provisions subsequently passed or adopted having the effect of supplementing or replacing such statute or such other implementing provisions;

(v)                                 Reference to “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation”;

(vi)                              References herein to “$,” “USD” or “dollars” means lawful currency of the United States of America;

(vii)                           Reference in this Agreement to “herein,” “hereby,” “hereof” or “hereunder,” or any similar formulation, will be deemed to refer to this Agreement;

(viii)                        Unless otherwise indicated, all references to time of day refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in New York, New York on such day.  For purposes of the computation of a period of time under this Agreement, (i) the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and (ii)(A) the day of the act, event or default from which the designated period of time begins to run will be included, unless such period of time is denominated in Business Days and the day of the act, event or default is not a Business Day, in which event the period will begin on the next day that is a Business Day, and (B) the last day of the period so computed will not be included;

(ix)                              Subject to any applicable restrictions on assignment or other transfer in a Transaction Document, any references to a Person in such Transaction Document shall be deemed to be references to such Person’s successors, permitted transferees and permitted assigns from and after the effective date of the relevant succession, transfer or assignment; and

The use of the term “shall,” “will” or “must” indicates a mandatory action and the use of the term “may” indicates a permissive action.

ARTICLE VIII

MISCELLANEOUS

Section 8.1                                    Injunctive Relief.  Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

compel specific performance of, or restrain any party from violating, any of such provisions.  In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by Applicable Law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

Section 8.2                                    Assignment; Binding Effect.  No party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other parties, and any such attempted assignment, delegation or transfer shall be void; provided that each Investor may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder (other than (x), in the case of a transferee that is not a Permitted Transferee, any right or obligation under this Agreement that by its terms applies solely with respect to the DISH Investors or the DISH Companies and (y) any right or obligation under this Agreement that by its terms applies solely with respect to the Majority Investor), without the prior written consent of the other parties, to one or more Permitted Transferees or to any Person to whom shares of Tracking Stock are Transferred (other than pursuant to an offering conducted under a Demand Registration) in accordance with Article II of this Agreement; provided that prior to such Transfer such transferee agrees in writing with the Issuers to be bound by all the provisions of this Agreement as if such transferee were an Investor (and in which case all references to such Investor in this Agreement shall include such transferee with respect to such transferee’s shares of the Tracking Stock). Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors, permitted transferees and permitted assigns.

Section 8.3                                    Amendments; Waiver.

(a)                                 This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto; provided that (i) any provision of this Agreement that by its terms applies solely with respect to the DISH Investors or the DISH Companies may be amended or modified by written instrument duly executed by EchoStar and all of the DISH Investors and (ii) any provision of this Agreement that by its terms applies solely with respect to the Majority Investor may be amended or modified by written instrument duly executed by EchoStar and the Majority Investor.

(b)                                 No waiver of any term or provision of this Agreement shall be effective unless in writing, signed by the party against whom enforcement of the same is sought.  The grant of a waiver in one instance does not constitute a continuing waiver in any other instances.  No failure by any party to exercise, and no delay by any party in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

Section 8.4                                    Notices.  All notices required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

forth below, or such other address(es) or fax number(s) as such party may have substituted by written notice to the other parties.  The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.

If to EchoStar or HSSC:

EchoStar Corporation 100 Inverness Terrace East Englewood Colorado 80112 Attention: General Counsel Fax number: ***

If to an Investor:

DISH Network L.L.C. 9601 South Meridian Blvd. Englewood, Colorado 80112 Attention: *** Fax number: ***

with a required copy (which shall not itself constitute proper notice) to:

DISH Network L.L.C. 9601 South Meridian Blvd. Englewood, Colorado 80112 Attention: General Counsel Fax number: ***

or to such other address or facsimile number as the addressee may have specified in a notice duly given to the sender as provided herein.  Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered.

Section 8.5            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8.6            Headings.  The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.7            Entire Agreement.  This Agreement, the other Transaction Documents and the Annex, Schedules and Exhibits hereto and thereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

supersede all previous agreements, negotiations, discussions, understandings, writings, commitments and conversations between the parties hereto with respect to such subject matter.  No agreements or understandings exist between the parties hereto other than those set forth or referred to herein or therein.

Section 8.8            Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party hereto. Upon such determination, the parties hereto shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties hereto. In the event the parties are not able to agree, such provision shall be construed by limiting and reducing it so that such provision is valid, legal, and fully enforceable while preserving to the greatest extent permissible the original intent of the parties hereto; the remaining terms and conditions of this Agreement shall not be affected by such alteration.

Section 8.9            Counterparts; Signatures.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties thereto and delivered to the other party or parties.  Each party hereto acknowledges that it and the other parties hereto may execute this Agreement by facsimile, stamp or pdf signature.  Each party hereto expressly adopts and confirms each such facsimile, stamp or pdf signature made in its respective name as if it were a manual signature, agrees that it will not assert that any such signature is not adequate to bind such party to the same extent as if it were signed manually and agrees that at the reasonable request of the other parties hereto at any time it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof).

Section 8.10          Anti-Dilution Adjustments.  Any references herein to any number of shares of any class or series of stock, or any price per share with respect to such shares, shall be appropriately adjusted, without duplication of any other provision of this Agreement, to reflect any stock split, reverse stock split, stock dividend or distribution or similar recapitalization of such shares.

Section 8.11          No Third Party Beneficiaries.  Except as provided in Sections 4.4 and 8.2 of this Agreement, (a) the provisions of this Agreement are solely for the benefit of the parties hereto and thereto and their respective successors and permitted assigns and are not intended to confer upon any Person, except the parties hereto and thereto and their respective successors and permitted assigns, any rights or remedies hereunder and (b) there are no third party beneficiaries of this Agreement; and this Agreement shall not provide any third party with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 8.12          Dispute Resolution.

(a)           Agreement to Resolve Disputes. Except as otherwise specifically provided in this Agreement, the procedures for discussion, negotiation and dispute resolution set forth in this Section 8.12 shall apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with this Agreement. Each party hereto agrees that the procedures set forth in this Section 8.12 shall be the sole and exclusive remedy in connection with any dispute, controversy or claim relating to any of the foregoing matters and irrevocably waives any right to commence any action or proceeding in or before any Governmental Body, except as otherwise required by Applicable Law.

(b)           Dispute Resolution; Mediation.

(i)                                     Any party hereto may commence the dispute resolution process of this Section 8.12(b) by giving the applicable party hereto written notice (a “Dispute Notice”) of any controversy, claim or dispute of whatever nature arising out of or relating to this Agreement or the breach, termination, enforceability or validity thereof (a “Dispute”) which has not been resolved in the normal course of business. The parties hereto shall attempt in good faith to resolve any Dispute by negotiation between executives of each party hereto (“Senior Party Representatives”) who have authority to settle the Dispute and who are at a higher level of management than the persons who have direct responsibility for the administration of this Agreement. Within *** after delivery of the Dispute Notice, the receiving party shall submit to the delivering party a written response (the “Response”). The Dispute Notice and the Response shall include (A) a statement setting forth the position of the party giving such notice and a summary of arguments supporting such position and (B) the name and title of such party’s Senior Party Representative and any other persons who will accompany the Senior Party Representative at the meeting at which the parties hereto will attempt to settle the Dispute.  Within *** after the delivery of the Dispute Notice, the Senior Party Representatives of the parties hereto shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute.  The parties hereto shall cooperate in good faith with respect to any reasonable requests for exchanges of information regarding the Dispute or a Response thereto.

(ii)                                  If the Dispute has not been resolved within *** after delivery of the Dispute Notice, or if the parties hereto fail to meet within *** after delivery of the Dispute Notice as hereinabove provided, the parties hereto shall make a good faith attempt to settle the Dispute by mediation pursuant to the provisions of this Section 8.12(b) before resorting to arbitration contemplated by Section 8.12(c) or any other dispute resolution procedure that may be agreed by the parties hereto.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(iii)                               All negotiations, conferences and discussions pursuant to this Section 8.12(b) shall be confidential and shall be treated as compromise and settlement negotiations.  Nothing said or disclosed, nor any document produced, in the course of such negotiations, conferences and discussions that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration.

(iv)                              Unless the parties hereto agree otherwise, the mediation shall be conducted in accordance with the CPR Institute for Dispute Resolution Model Procedure for Mediation of Business Disputes in effect on the date of this Agreement by a mediator mutually selected by the parties hereto.

(v)                                 Within *** after the mediator has been selected as provided above, the parties hereto and their respective attorneys shall meet with the mediator for one mediation session, it being agreed that each party representative attending such mediation session shall be a Senior Party Representative with authority to settle the Dispute.  If the Dispute cannot be settled at such mediation session or at any mutually agreed continuation thereof, either party hereto may give the other and the mediator a written notice declaring the mediation process at an end.

(vi)                              Costs of the mediation shall be borne equally by the parties involved in the matter, except that each party hereto shall be responsible for its own expenses.

(c)                                  Arbitration.

(i)                                     Subject to Section 8.12(c)(ii), if the Dispute has not been resolved by the dispute resolution process described in Section 8.12(b), the parties hereto agree that any such Dispute shall be settled by binding arbitration before the American Arbitration Association (“AAA”) in Denver, Colorado pursuant to the Commercial Rules of the AAA.  Any arbitrator(s) selected to resolve the Dispute shall be bound exclusively by the laws of the State of New York without regard to its choice of law rules.  Any decisions of award of the arbitrator(s) will be final and binding upon the parties hereto and may be entered as a judgment by the parties hereto. Any rights to appeal or review such award by any court or tribunal are hereby waived to the extent permitted by Applicable Law.

(ii)                                  Any Dispute regarding the following is not required to be negotiated or mediated prior to seeking relief from an arbitrator: (i) breach of any obligation of confidentiality; and (ii) any other claim where interim relief from the arbitrator is sought to prevent serious and irreparable injury to one of the parties hereto.  However, the parties hereto to the Dispute shall

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

make a good faith effort to negotiate and mediate such Dispute, according to the above procedures, while such arbitration is pending.

(iii)                               Costs of the arbitration shall be borne equally by the parties involved in the matter, except that each party hereto shall be responsible for its own expenses.

(d)                                 Continuity of Service and Performance.  Unless otherwise agreed in writing, the parties hereto will continue to honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Section 8.12 with respect to all matters not subject to such Dispute.

Section 8.13          Conflicts.(a)          In the event of a conflict between this Agreement and any other Transaction Document, this Agreement shall control notwithstanding that it was executed as part of a larger transaction in conjunction with the execution of the other Transaction Documents.  To the extent that there is a conflict between the terms of this Agreement and any other Transaction Document, the parties shall work together to resolve such conflict.

[Signature page follows.]

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

ECHOSTAR CORPORATION

By:
Name:
Title:

HUGHES SATELLITE SYSTEMS CORPORATION

By:
Name:
Title:

DISH NETWORK L.L.C.

By:
Name:
Title:

DISH OPERATING L.L.C.

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.